                                                                  EXHIBIT (a)(2)
                             LETTER OF TRANSMITTAL
                            TO TENDER COMMON SHARES
                                       OF
                          ARAMEX INTERNATIONAL LIMITED
            PURSUANT TO THE OFFER TO PURCHASE DATED JANUARY 10, 2002
                                       by
                    RASMALA DISTRIBUTION (BERMUDA) LIMITED,
                          a wholly-owned subsidiary of
                     RASMALA DISTRIBUTION (CAYMAN) LIMITED,
                a company certain of the voting shares of which
               FADI GHANDOUR has conditionally agreed to acquire
            and which is currently wholly-owned for and on behalf of
                           RASMALA BUYOUT FUND LP, by
RASMALA GENERAL PARTNERS II LIMITED, the general partner of Rasmala Buyout Fund
                                       LP
                        and a wholly-owned subsidiary of
  RASMALA PARTNERS LTD., a company whose management committee is comprised of
                      ALI SAMIR AL SHIHABI, IMTIAZ HYDARI,
                  SALMAN MAHDI, SHIRISH SARAF and ARIF NAQVI,
              who is also Chairman and Chief Executive Officer of
                  GROUPE CUPOLA LUXEMBOURGEOISE HOLDINGS S.A.,
 which through a wholly-owned subsidiary is a limited partner of Rasmala Buyout
                                    Fund LP

--------------------------------------------------------------------------------
  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
       TIME, ON THURSDAY, FEBRUARY 7, 2002, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        The Depositary for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

             By Mail:                  By Facsimile Transmission:      By Hand or by Overnight Courier:
          59 Maiden Lane                    + 1-718-234-5001                    59 Maiden Lane
     New York, New York 10038                                              New York, New York 10038
              U.S.A.                     Confirm by Telephone:                      U.S.A.
                                            + 1-718-921-8200

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO PURCHASER, PARENT OR THE DEALER MANAGER WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     THIS LETTER OF TRANSMITTAL IS ADDRESSED ONLY TO PERSONS TO WHOM IT MAY BE LAWFULLY MADE.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

--------------------------------------------------------------------------------
                     DESCRIPTION OF COMMON SHARES TENDERED
--------------------------------------------------------------------------------

                                                                    SHARE CERTIFICATE(S) AND COMMON SHARE(S) TENDERED
                                                                         (ATTACH ADDITIONAL LIST, IF NECESSARY)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     TOTAL NUMBER OF
    NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                                   COMMON SHARES
           (PLEASE FILL IN EXACTLY AS NAME(S)               SHARE CERTIFICATE         EVIDENCED BY          NUMBER OF COMMON
              APPEAR(S) ON CERTIFICATE(S))                     NUMBER(S)*         SHARE CERTIFICATE(S)      SHARES TENDERED**
--------------------------------------------------------------------------------------------------------------------------------
                                                          ---------------------------------------------------------------------
                                                          ---------------------------------------------------------------------
                                                          ---------------------------------------------------------------------
                                                              TOTAL SHARES
--------------------------------------------------------------------------------------------------------------------------------

    * Need not be completed by shareholders delivering common shares by book-entry transfer or in accordance with DTC's ATOP procedures for transfers.
   ** Unless otherwise indicated, it will be assumed that all common shares evidenced by each Share Certificate delivered to the depositary are being tendered hereby. See Instruction 4.

   [ ] CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN. SEE
       INSTRUCTION 11.
--------------------------------------------------------------------------------

     This Letter of Transmittal is to be completed by shareholders if certificates evidencing Aramex common shares are to be forwarded herewith or if delivery of common shares is to be made by book-entry transfer to the depositary's account at the Depository Trust Company ("DTC" or the "BOOK-ENTRY TRANSFER FACILITY") pursuant to the book-entry transfer procedure described in
Section 9 of the Offer to Purchase. Holders who are participants in the book-entry facility system of DTC may execute their tender through the Automated Tender Offer Program of DTC as set forth in Section 9 of the Offer to Purchase.

     Holders of common shares whose certificates evidencing common shares (the "SHARE CERTIFICATES") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the depositary prior to the expiration date (the "EXPIRATION DATE," which shall mean 12:00 midnight, New York City time, on Thursday, February 7, 2002, unless the Offer is extended, in which event the term shall mean the latest time and date at which the offer (not including any subsequent offering period), as so extended, will expire) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their common shares must do so pursuant to the guaranteed delivery procedure described in Section 9 of the Offer to Purchase. See Instruction 2.

[ ]CHECK HERE IF COMMON SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
   DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER COMMON SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

[ ]CHECK HERE IF COMMON SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY:

Name(s) of Registered Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

IF DELIVERY IS BY BOOK-ENTRY TRANSFER:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

     The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the Share Certificates. The Share Certificates and the number of common shares that the undersigned wishes to transfer should be indicated in the appropriate boxes.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

                 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                        LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Rasmala Distribution (Bermuda) Limited, a company organized under the laws of Bermuda (the "PURCHASER") and a wholly-owned subsidiary of Rasmala Distribution (Cayman) Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands ("PARENT"), the above-described common shares of Aramex International Limited, a company organized under the laws of Bermuda, pursuant to Purchaser's offer to purchase all outstanding Aramex common shares (including common shares issuable upon the conditional exercise of exercisable options to purchase common shares having exercise prices of less than $12.00 per share under Aramex's stock option plan) of Aramex at a price of $12.00 per share, without interest thereon (the "OFFER PRICE"), less any required withholding taxes, on the terms and subject to the conditions set forth in the Offer to Purchase, dated January 10, 2002 (the "OFFER TO PURCHASE"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended from time to time, together constitute the "OFFER"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of Parent's direct or indirect wholly-owned subsidiaries, the right to purchase all or any portion of the common shares tendered pursuant to the Offer. Unless the context indicates otherwise, as used herein, "SHAREHOLDERS" shall mean holders of common shares.

     Subject to, and effective upon, acceptance for payment of the common shares tendered herewith, in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or to the order of, Purchaser, all right, title and interest in and to all the common shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional common shares) and rights declared, paid or distributed in respect of such common shares on or after January 10, 2002 (collectively, "DISTRIBUTIONS"), and irrevocably appoints the depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such common shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (1) deliver Share Certificates evidencing such common shares and all Distributions, or transfer ownership of such common shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or to the order of Purchaser upon receipt by the depositary, as the undersigned's agent, of the Offer Price (as adjusted, if appropriate, as provided in the Offer to Purchase),
(2) present certificates evidencing such common shares and all Distributions, and execute and present share transfer forms in respect of such common shares for transfer on the register of members of Aramex and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such common shares and all Distributions, all in accordance with the terms of the Offer.

     By executing this Letter of Transmittal, the undersigned irrevocably appoints designees of Purchaser as attorneys and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the common shares tendered by the undersigned and accepted for payment by Purchaser and any and all Distributions. All such powers of attorney and proxies shall be considered coupled with an interest in the tendered common shares. This appointment will be effective if, when, and only to the extent that Purchaser accepts such common shares for payment pursuant to the Offer. Upon such acceptance for payment, all prior proxies given by the undersigned with respect to such common shares (and such other common shares and securities) will, without further action, be revoked, and no subsequent powers of attorney, proxies, consents or revocation may be given (and, if given or executed, will not be deemed to be effective) with respect thereto. The designees of Purchaser will, with respect to the common shares and other securities and rights for which the appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of the shareholders of Aramex or any adjournment or postponement thereof or otherwise. Purchaser reserves the right to require that, in order for common shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such common shares, Purchaser must be able to exercise full voting rights and other rights of a record and beneficial holder with respect to such common shares, including voting at any meeting of shareholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the common shares tendered hereby and all Distributions, and that when such common shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such common shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the common shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the depositary for the account of Purchaser all Distributions in respect of the common shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire Offer Price of the common shares tendered hereby or deduct from such Offer Price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of common shares pursuant to any one of the procedures described in Section 9 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance of such common shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer, including, without limitation, the undersigned's representation and warranty that the undersigned owns the common shares being tendered.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please issue the check for the Offer Price for all common shares purchased, and return all Share Certificates evidencing common shares not purchased or not tendered, in the name(s) of the registered holder(s) appearing above under "Description of Common Shares Tendered". Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions", please mail the check for the Offer Price for all common shares purchased and all Share Certificates evidencing common shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Common Shares Tendered". In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the Offer Price for all common shares purchased and return all Share Certificates evidencing common shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. Shareholders tendering common shares by book-entry transfer may request that any common shares not accepted for payment be returned by crediting such shareholder's account maintained at the Book-Entry Transfer Facility. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any common shares from the name of the registered holder(s) thereof if Purchaser does not purchase any of the common shares tendered hereby.


--------------------------------------------
   SPECIAL PAYMENT INSTRUCTIONS
   (SEE INSTRUCTIONS 1, 5, 6 AND 7)



     To be completed ONLY if the check for
   the Offer Price of common shares
   purchased or Share Certificates
   evidencing common shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.




   Issue:  [ ] Check  [ ] Share
   Certificate(s) to:



   Name:
   --------------------------------------
   (PLEASE PRINT)




   Address:
--------------------------------------------
--------------------------------------
   (ZIP OR POST CODE)            (COUNTRY)




   --------------------------------------
   TAXPAYER IDENTIFICATION OR SOCIAL
   SECURITY NUMBER
   (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)


--------------------------------------------

--------------------------------------------





   SPECIAL DELIVERY INSTRUCTIONS
   (SEE INSTRUCTIONS 1, 5, 6 AND 7)
     To be completed ONLY if the check for
   the Offer Price of common shares
   purchased or Share Certificates
   evidencing common shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Common Shares
   Tendered".




   Issue:  [ ] Check  [ ] Share
   Certificate(s) to:




   Name:



   --------------------------------------
   (PLEASE PRINT)



   Address:




--------------------------------------------
--------------------------------------
   (ZIP OR POST CODE)            (COUNTRY)




   --------------------------------------
   TAXPAYER IDENTIFICATION OR SOCIAL
   SECURITY NUMBER
   (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)


--------------------------------------------

                                   IMPORTANT

                            SHAREHOLDERS: SIGN HERE
      (ALSO PLEASE COMPLETE SUBSTITUTE FORM W-9 OR W-8BEN INCLUDED HEREIN)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SIGNATURE(S) OF SHAREHOLDER(S)



Dated: ________________________ , 2002

(Must be signed by (1) registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing, or (2) by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)


Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            (PLEASE PRINT)


Capacity (Full Title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

        (ZIP OR POST CODE)                                    (COUNTRY)



Area Code and Telephone No.: ----------------------------------------


Taxpayer Identification or Social Security No.: ------------------------------

 (SEE SUBSTITUTE FORM W-9 OR W-8BEN INCLUDED HEREIN)



                                   IMPORTANT

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)



   FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE
                                     BELOW.

Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------

Name of Firm:
--------------------------------------------------------------------------------

                   (PLEASE PRINT)


Address:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
        (ZIP OR POST CODE)                                    (COUNTRY)



Area Code and Telephone Number: ----------------------------------------


Dated: ________________________ , 2002

MEDALLION GUARANTEE:

                                  INSTRUCTIONS
            (FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER)

     1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution" as such term is used in Rule 17Ad-15 under the Securities Exchange Act of 1934 (each such institution, an "ELIGIBLE INSTITUTION"), unless (1) this Letter of Transmittal is signed by the registered holder(s) of the common shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of common shares) tendered hereby and such holder(s) has (have) completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" included herein or (2) such common shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded with it or if common shares are to be tendered by book-entry transfer pursuant to the procedure set forth in Section 9 of the Offer to Purchase. The Letter of Transmittal (or facsimile thereof) is to be properly completed and duly executed with all required signature guarantees, or an Agent's Message (as defined in Section 9 of the Offer to Purchase) in connection with a book-entry transfer, accompanied by any other documents required by this Letter of Transmittal. Share Certificates evidencing all physically tendered common shares, or a confirmation of a book-entry transfer into the depositary's account at the Book-Entry Transfer Facility of all common shares delivered by book-entry transfer, as well as the Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the depositary at one of its addresses set forth on the reverse hereof prior to the Expiration Date. If Share Certificates are forwarded to the depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Shareholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their common shares pursuant to the guaranteed delivery procedure described in Section 9 of the Offer to Purchase. Pursuant to such procedure: (1) such tender must be made by or through an Eligible Institution; (2) a properly completed and duly executed Notice of Guaranteed Delivery, in the form made available by Purchaser (or a facsimile thereof), must be received by the depositary prior to the Expiration Date; and (3) the Share Certificates evidencing all physically delivered common shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the depositary's account at the Book-Entry Transfer Facility of all common shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the depositary within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in Section 9 of the Offer to Purchase. A "trading day" is any day on which the Nasdaq National Market is open for business.

     Participants in DTC may tender their common shares in accordance with DTC's Automated Tender Offer Program, to the extent it is available to such participants for the common shares they wish to tender. A shareholder tendering through the Automated Tender Offer Program ("ATOP") must expressly acknowledge that the shareholder has received and agreed to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against such shareholder.

     If the tender is not made through ATOP, certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the depositary at its address set forth herein on or prior to the Expiration Date to be effective.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE

TENDERING SHAREHOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     Except as expressly provided in documents provided to holders of options to purchase common shares, no alternative, conditional or contingent tenders will be accepted. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their common shares for payment.

     3. INADEQUATE SPACE. If the space provided herein under "Description of Common Shares Tendered" is inadequate, the Share Certificate numbers, the number of common shares evidenced by such Share Certificates and the number of common shares tendered should be listed on a separate signed schedule and attached hereto.

     4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the common shares evidenced by any Share Certificate delivered to the depositary herewith are to be tendered hereby, fill in the number of common shares that are to be tendered in the column entitled "Number of Shares Tendered". In such cases, new Share Certificate(s) evidencing the remainder of the common shares that were evidenced by the Share Certificates delivered to the depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" included herein, as soon as practicable after the expiration or termination of the Offer. All common shares evidenced by Share Certificates delivered to the depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; SHARE TRANSFER FORMS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the common shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such common shares without alteration, enlargement or any other change whatsoever.

     If any of the common shares tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the common shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such common shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the common shares tendered hereby, no endorsements of Share Certificates or separate share transfer forms are required, unless payment is to be made to, or Share Certificates evidencing common shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the common shares tendered hereby must be endorsed or accompanied by appropriate share transfer forms, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and share transfer forms must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the common shares tendered hereby, the Share Certificate(s) evidencing the common shares tendered hereby must be endorsed or accompanied by appropriate share transfer forms, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and share transfer forms must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Share Certificate or share transfer forms is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6 Purchaser will pay stock transfer taxes with respect to the sale and transfer of any common shares to it or its order pursuant to the Offer. If, however, payment of the Offer Price for any common shares purchased is to be made to, or Share Certificate(s) evidencing common shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the Offer Price for such common shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the common shares tendered hereby.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the Offer Price for any common shares tendered hereby is to be issued, or Share Certificate(s) evidencing common shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Common Shares Tendered" included herein, the appropriate boxes included in this Letter of Transmittal must be completed.

     8. WAIVER OF CONDITIONS. The conditions to the Offer may be waived by Purchaser in whole or in part at any time and from time to time in its sole discretion.

     9. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the information agent at the address and telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the information agent.

     10. U.S. BACKUP WITHHOLDING. In order to avoid backup withholding of U.S. federal income tax on payments received upon the surrender of the common shares pursuant to the Offer, a shareholder must either (1) provide the depositary with his or her correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 provided with this Letter of Transmittal and certify, under penalties of perjury, that such number is correct and that he or she is not subject to backup withholding or (2) establish another basis for exemption from withholding. If the correct TIN is not provided, a $50 penalty may be imposed by the United States Internal Revenue Service ("IRS") and payments made in exchange for the surrendered common shares may be subject to backup withholding. If backup withholding applies or if a shareholder fails to provide the required information, the depositary is required to withhold, at a rate of 30 percent, a portion of any payment made pursuant to the Offer. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be applied for from the IRS.

     The box in Part 1 of Substitute Form W-9 should be checked if the shareholder has not been issued a TIN and has either applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 1 of Substitute Form W-9 is checked, the shareholder should also sign the attached Certification of Awaiting Taxpayer Identification Number. If the depositary is not provided with a TIN within 60 days thereafter, the depositary will withhold, at a rate of 30 percent, a portion of all payments made to the holder until a TIN is provided to the depositary.

     For additional guidance, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Exempt persons (including, among others, corporations and some non-U.S. individuals) are generally not subject to backup withholding. To prevent backup withholding, a non-U.S. holder who is the beneficial owner of common shares or holds the common shares directly must certify, under penalties of perjury, that it is not a U.S. person and provide certain other information on a properly executed Form W-8BEN, a copy of which is included herein. If a beneficial owner holds common shares through a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and that holds the common shares in such capacity, then such financial institution must certify, under penalties of perjury, that such statement has been received from the beneficial owner by it and furnish the payer with a copy thereof. If a non-U.S. beneficial owner holds the common shares through certain other foreign intermediaries or partnerships, then the beneficial owner may be required to provide a Form W-8BEN to such foreign intermediary or partnership, and the foreign intermediary or partnership may be required to provide the depositary with a Form W-8IMY.

     For additional guidance, see the enclosed Guidelines for Certification of Foreign Status of Beneficial Owner for United States Tax Withholding on Form W-8BEN.

     Holders of common shares should consult their tax advisors as to their qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

     11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing common shares have been lost, destroyed or stolen, the shareholder should promptly notify the depositary. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or stolen certificates have been followed.

     IMPORTANT: This Letter of Transmittal (or facsimile hereof), properly completed and duly executed (together with any required signature guarantees and Share Certificates or confirmation of book-entry transfer and all other required documents) or a properly completed and duly executed Notice of Guaranteed Delivery must be received by the depositary prior to the Expiration Date.

    TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS WHO ARE U.S. PERSONS ONLY
--------------------------------------------------------------------------------

 PAYER'S NAME:
------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                                                                   Social Security Number
 FORM W-9                       PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX -------------------------------
                                AT RIGHT AND CERTIFY BY SIGNING AND DATING
 DEPARTMENT OF THE TREASURY     BELOW                                        or Employer Identification Number
 INTERNAL REVENUE SERVICE                                                    -------------------------------
                                                                             If you are awaiting TIN, check box:  [ ]
 PAYER'S REQUEST FOR TAXPAYER
 IDENTIFICATION NUMBER
 ("TIN") AND CERTIFICATION
                               ----------------------------------------------------------------------------------------
                                PART 2 -- If you are exempt from backup      PART 3 -- Check appropriate box:
                                withholding, please check the box:  [ ]
                                                                              [ ]  Individual/Sole Proprietor
                                                                              [ ]  Corporation
                                                                              [ ]  Partnership
                                                                              [ ]  Other:
------------------------------------------------------------------------------------------------------------------------

 PART 4 -- CERTIFICATION -- Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), AND
 (2) I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, AND

 (3) I am a U.S. person (including a U.S. resident alien).
--------------------------------------------------------------------------------
 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another certification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).
--------------------------------------------------------------------------------
 Signature: ------------------------------          Dated: --------------------
 Name (Please Print):
 ------------------------------------------------------------------------------




 Address:
 ------------------------------------------------------------------------------

 City, State and Zip Code:
 ------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF AT A RATE OF 30% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART
      1 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a portion of all reportable payments made to me thereafter will be withheld, at a rate of 30%, until I provide a taxpayer identification number.

   Signature: ------------------------------  Dated: --------------------, 2002
--------------------------------------------------------------------------------

Form W-8BEN                      CERTIFICATE OF FOREIGN STATUS OF BENEFICIAL OWNER
                                           FOR UNITED STATES TAX WITHHOLDING
(Rev. December 2000)                                                                          OMB NO. 1545-1621
                               > SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.
Department of the Treasury                  > SEE SEPARATE INSTRUCTIONS.
Internal Revenue Service     > GIVE THIS FORM TO THE WITHHOLDING AGENT OR PAYER. DO NOT
                                                  SEND TO THE IRS.

--------------------------------------------------------------------------------------------------------------------

DO NOT USE THIS FORM FOR:                                     INSTEAD, USE FORM:
- A U.S. citizen or other U.S. person, including a resident
  alien individual..........................................                 W-9
- A person claiming an exemption from U.S. withholding on
  income effectively connected with the conduct of a trade
  or business in the United States..........................              W-8ECl
- A foreign partnership, a foreign simple trust, or a
  foreign grantor trust (see instructions for exceptions)...    W-8ECl or W-8lMY
- A foreign government, international organization, foreign
  central bank of issue, foreign tax-exempt organization,
  foreign private foundation, or government of a U.S.
  possession that received effectively connected income or
  that is claiming the applicability of section(s) 115(2),
  501(c), 892, 895, or 1443(b) (see instructions)...........    W-8ECl or W-8EXP
NOTE: These entities should use Form W-8BEN if they are
claiming treaty benefits or are providing the form only to
claim they are a foreign person exempt from backup
withholding.
- A person acting as an intermediary .......................              W-8lMY
NOTE: See instructions for additional exceptions.

-----------------------------------------------------------------------------------------------------------------
  PART I    IDENTIFICATION OF BENEFICIAL OWNER (See instructions.)
-----------------------------------------------------------------------------------------------------------------
1  Name of individual or organization that is the beneficial owner                         2  Country of
                                                                                              incorporation or
                                                                                              organization
-----------------------------------------------------------------------------------------------------------------
3  Type of beneficial  [ ] Individual      [ ] Corporation         [ ] Disregarded  [ ] Partnership    [ ] Simple
   owner:                                                              entity                              trust
   [ ] Grantor trust   [ ] Complex trust   [ ] Estate              [ ] Government   [ ] International
   [ ] Central bank    [ ] Tax-exempt      [ ] Private foundation                       organization
       of issue            organization
-----------------------------------------------------------------------------------------------------------------
4  Permanent residence address (street, apt. or suite no., or rural route). DO NOT USE A P.O. BOX OR IN-CARE-OF
   ADDRESS.

-----------------------------------------------------------------------------------------------------------------
  City or town, state or province. Include postal code where appropriate.             Country (do not abbreviate)
-----------------------------------------------------------------------------------------------------------------
5  Mailing address (if different from above)

-----------------------------------------------------------------------------------------------------------------
  City or town, state or province. Include postal code where appropriate.             Country (do not abbreviate)
-----------------------------------------------------------------------------------------------------------------
6  U.S. taxpayer identification number, if required (see instructions)                  7  Foreign tax
                                                                                           identifying number, if
                                                                                           any (optional)
                                  [ ] SSN or ITIN                [ ] EIN
-----------------------------------------------------------------------------------------------------------------
8  Reference number(s) (see instructions)

-----------------------------------------------------------------------------------------------------------------
  PART II   CLAIM OF TAX TREATY BENEFITS (if applicable)
-----------------------------------------------------------------------------------------------------------------

9  I CERTIFY THAT (CHECK ALL THAT APPLY):

 A  [ ] The beneficial owner is a resident of ............... within the meaning of the income tax treaty between the United States and that country.

 B  [ ] If required, the U.S. taxpayer identification number is stated on line 6
        (see instructions).

 C [ ] The beneficial owner is not an individual, derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see instructions).

 D [ ] The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status (see instructions).

 E [ ] The beneficial owner is related to the person obligated to pay the income within the meaning of Section 267(b) or 707(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000.

10 SPECIAL RATES AND CONDITIONS (if applicable -- see instructions): The beneficial owner is claiming the provisions of Article ............... of the treaty identified on line 9a above to claim a ...............% rate of withholding on (specify type of income): ....................................
   .............
   Explain the reasons the beneficial owner meets the terms of the treaty article: ......................................................................
 ...............................................................................
--------------------------------------------------------------------------------
 PART III   NOTIONAL PRINCIPAL CONTRACTS
--------------------------------------------------------------------------------

11 [ ] I have provided or will provide a statement that identifies those notional principal contracts from which the income is not effectively connected with the conduct of a trade or business in the United States. I agree to update this statement as required.
--------------------------------------------------------------------------------
 PART IV   CERTIFICATION
--------------------------------------------------------------------------------

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

- I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,

- The beneficial owner is not a U.S. person,

- The income to which this form relates is not effectively connected with the conduct of a trade or business in the United States or is effectively connected but is not subject to tax under an income tax treaty, and

- For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.


SIGN HERE    >   ..........................................................    .................  ........................
                 Signature of beneficial owner (or individual authorized to    Date (MM-DD-YYYY)  Capacity in which acting
                 sign for beneficial owner)


--------------------------------------------------------------------------------------------------------------------------

FOR PAPERWORK REDUCTION ACT NOTICE, SEE SEPARATE INSTRUCTIONS.        Cat. No. 25047Z           Form W-8BEN (Rev. 12-2000)

                    The Information Agent for the Offer Is:

                          (Georgeson Shareholder Logo)

                       NORTH AMERICA                                      EUROPE AND MIDDLE EAST
                17 State Street, 10th Floor                                    Crosby Court
                     New York, NY 10004                                       38 Bishopsgate
                           U.S.A.                                            London EC2N 4AF
         Bankers and Brokers Call: +1-212-440-9800                               England
ALL OTHERS (INSIDE THE U.S.) CALL TOLL FREE: +1-800-223-2064        ALL OTHERS CALL: +44-20-7335-5710

                      The Dealer Manager for the Offer is:

                               (TM Capital Logo)

              One Battery Park Plaza, 35th Floor               Two Piedmont Center, Suite 410
                      New York, NY 10004                             Atlanta, GA 30305
                            U.S.A.                                         U.S.A.
                Call Collect: + 1-212-809-1360                 Call Collect: + 1-404-995-6230

January 10, 2002